Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (the “Agreement”) is made as of June 4, 2024, by and between RiceBran Technologies, a California corporation (the ”Company”), and Funicular Funds, LP, a Delaware limited partnership (including its successors and assigns, the “Investor”). The Investor and the Company shall be referred to collectively herein as the “Parties” and each, individually, a “Party.”

WHEREAS, upon the terms and condition stated in the Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), the Investor wishes to purchase, and the Company wishes to sell, securities of the Company, as further described herein.

WHEREAS, at the Closing (as defined below), the Parties shall execute and deliver a Registration Rights Agreement, in the form attached hereto as Exhibit A (the “Registration Rights Agreement”), pursuant to which the Company has agreed to provide certain registration rights with respect to the Registrable Securities (as defined in the Registration Rights Agreement), under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the premises and the mutual agreements, representations and warranties, provisions and covenants contained herein, the Parties hereto, intending to be legally bound hereby, agree as follows:

1.    Purchase and Sale of Securities. On the Closing Date (as defined below), subject to the terms and conditions of this Agreement, the Investor hereby agrees to purchase, and the Company hereby agrees to sell and issue,  a secured promissory note in the principal amount of $500,000 substantially in the form attached hereto as Exhibit B (the “Promissory Note”) and (ii) warrants to purchase 625,000 shares of the Company’s common stock (“Common Stock”) substantially in the form attached hereto as Exhibit C (the “Warrants” and together with the Promissory Note, the “Securities”), for an aggregate purchase price of $500,000 (the “Purchase Price”).

2.    Purchase Price. At the Closing, the Investor shall pay the Purchase Price to the Company in exchange for the Securities to be issued to and purchased by the Investor. At the Closing, the Investor shall fund the Purchase Price by wire transfer of immediately available funds to the account specified in writing by the Company at least one (1) Business Day prior to the Closing.

3.    The Closing.

3.1    Closing. The purchase and sale of the Securities shall take place at a closing (the “Closing”) on the date hereof (the “Closing Date”) held remotely by electronic transfer of documentation, subject to the satisfaction or, to the extent permitted by applicable law, waiver of all conditions to the obligations of the Parties set forth in Section 4, or at such other place or at such other time or date as the Parties mutually may agree in writing. At the Closing, the Company shall deliver to the Investor (i) this Agreement duly executed by the Company and (ii) the deliverables set forth in Section 4.1, and the Investor shall deliver to the Company (a) this Agreement duly executed by the Investor, (b) the Purchase Price for the Securities to be purchased by the Investor in accordance with Section 2 and (c) the deliverables set forth in Section 4.2.

4.    Closing Conditions; Certain Covenants.

4.1    Conditions to the Investor’s Obligations. The obligation of the Investor to purchase the Securities to be issued to the Investor at the Closing is subject to the fulfillment, to the Investor’s reasonable satisfaction, prior to or at the Closing, of each of the following conditions, any of which may, to the extent permitted by applicable law, be waived by the Investor:

(a)    Representations and Warranties.

(i)    The representations and warranties of the Company contained in this Agreement (other than the Fundamental Representations) shall be true and correct in all material respects (except for such representations and warranties that are qualified by their terms by reference to materiality or Material Adverse Effect (as defined below), which representations and warranties as so qualified shall be true and correct in all respects) on the date hereof and on and as of the Closing Date as if made on and as of such date (unless as of a specific date therein, in which case they shall be so true and correct as of such date).

(ii)    The Fundamental Representations shall be true and correct in all respects on the date hereof and on and as of the Closing Date as if made on and as of such date.

(b)    Officer’s Certificate. The Company shall have delivered a certificate, executed on behalf of the Company by its Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions in Section 4.1(a) and Section 4.1(j).

(c)    Registration Rights Agreement. The Company shall have duly executed and delivered the Registration Rights Agreement to the Investor.

(d)    Promissory Note. The Company shall have duly executed and issued the Promissory Note to the Investor.

(e)    Warrants. The Company shall have duly executed and issued the Warrants to the Investor.

(f)    Opinion of Counsel. The Company shall have delivered an opinion of Counsel as to the valid issuance of the securities.

(g)    No Actions. No federal, national, supranational, state, provincial, local or similar government, governmental, regulatory or administrative authority, branch, agency or commission or any court, tribunal or arbitral or judicial body (including any grand jury) (each, a “Governmental Authority”) shall have enacted, issued, promulgated, instituted, threatened, enforced or entered any law, rule, judgment, injunction, order, decree, Proceeding, regulation or legislation that is then in effect, and no Proceeding shall have been initiated by any Governmental Authority the intent of which, in each case, is to enjoin, restrain, condition, limit, make illegal or otherwise prohibit or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement.

(h)    Deliverables. At the Closing, the Company shall have tendered to the Investor the appropriate deliverables as set forth herein.

(i)    Proceedings and Documents. All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Investor, and the Investor shall have received all such counterpart originals or certified or other copies of such documents as the Investor may reasonably request.

(j)    No Material Adverse Effect. There shall have been no Material Adverse Effect since December 31, 2023.

4.2    Conditions to the Company’s Obligations. The obligation of the Company to sell and issue the Securities to the Investor at the Closing is subject to the fulfillment, to the Company’s reasonable satisfaction, prior to the Closing, of each of the following conditions, any of which may, to the extent permitted by applicable law, be waived by the Company:

(a)    Representations and Warranties. The representations and warranties of the Investor contained in this Agreement (other than Sections 6.2 and 6.3) shall be true and correct in all material respects on the date hereof and on and as of the Closing Date as if made on and as of such date. The representations of the Investor contained in Sections 6.2 and 6.3 shall be true and correct in all respects on the date hereof and on and as of the Closing Date as if made on and as of such date.

(b)    Purchase Price. At the Closing, the Investor shall have tendered the Purchase Price to the Company.

(c)    Registration Rights Agreement. The Investor shall have duly executed and delivered the Registration Rights Agreement to the Company.

(d)    Deliverables. At the Closing, the Investor shall have tendered to the Company the appropriate deliverables as set forth herein.

(e)    No Actions. No Governmental Authority shall have enacted, issued, promulgated, instituted, threatened, enforced or entered any law, rule, judgment, injunction, order, decree, Proceeding, regulation or legislation that is then in effect, and no Proceeding shall have been initiated by any Governmental Authority the intent of which, in each case, is to enjoin, restrain, condition, limit, make illegal or otherwise prohibit or obtain substantial damages in respect of, this Agreement or the consummation of the transactions contemplated by this Agreement.

(f)    Proceedings and Documents. All proceedings in connection with the transactions contemplated hereby and all documents and instruments incident to such transactions shall be satisfactory in substance and form to the Company and the Company shall have received all such counterpart originals or certified or other copies of such documents as the Company may reasonably request.

5.    Representations and Warranties of the Company. Except as set forth in the disclosure schedules separately delivered to the Investor concurrently herewith (the “Disclosure Schedules”), which shall be deemed a part hereof and shall qualify the representations and warranties otherwise made herein, the Company hereby makes the following representations and warranties to the Investor:

5.1    Subsidiaries, Organization, Good Standing and Qualification.

(a)    Exhibit 21 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “10-K”) sets forth a correct and complete list of all of the direct and indirect subsidiaries of the Company that are required to be disclosed on Exhibit 21 to a Form 10-K, and the Company’s ownership interest therein. Except as set forth on Schedule 5.1(a), the Company owns, directly or indirectly, its capital stock or other equity interests of each Subsidiary free and clear of all Liens, and, except as Previously Disclosed, all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non‑assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b)    The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, organization or formation, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted, and to enter into and carry out the transactions contemplated by the Transaction Documents. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.

(c)    Each of the Company and the Subsidiaries is duly qualified to transact business and is in good standing in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not have or reasonably be expected to result in a Material Adverse Effect. No Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

5.2    Capitalization and Voting Rights. The authorized capital of the Company as of the date hereof consists of  15,000,000 shares of Common Stock, of which 10,002,902 shares of Common Stock were issued and outstanding as of March 29, 2024, and  20,000,000 shares of Preferred Stock, no par value per share, of which 150 shares of Series G Preferred Stock are presently issued and outstanding. No Person has any right of first refusal, preemptive right, right of participation or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as Previously Disclosed or as reflected on Schedule 5.2, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock or the capital stock of any Subsidiary, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents or capital stock of any Subsidiary. The issuance and sale of the Securities will not  obligate the Company or any Subsidiary to issue shares of Common Stock or other securities to any Person (other than the shares of Common Stock issuable upon exercise of the Warrants (the “Underlying Shares”) to the Investor),  result in a right of any holder of Company securities to adjust the exercise, conversion, exchange, redemption or reset price under any of such securities or  accelerate any exercise, conversion, exchange or redemption rights of any holder of Company securities. Except as Previously Disclosed, there are no outstanding securities or instruments of the Company or any Subsidiary that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to redeem a security of the Company or such Subsidiary. The Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. All of the outstanding shares of capital stock of the Company are duly authorized, validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. Except as Previously Disclosed or as provided in Schedule 5.2, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders. The Company has taken all action necessary to have authorized, and reserved for the purpose of issuance, the maximum number of shares of Common Stock issuable upon exercise of the Warrants, subject only to the limitations on its ability to do so solely by the lack of the Stockholder Approval (as defined below).

5.3    Authorization; Enforcement. Other than the Stockholder Approval, all corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of the Transaction Documents and the performance of all obligations of the Company hereunder and thereunder, and the authorization, sale and issuance of the Securities and the Underlying Shares have been taken on or prior to the date hereof and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection with the consummation of the transactions contemplated by the Transaction Documents. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly and validly authorized, executed and delivered by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the legal, valid and binding obligation of the Company enforceable against the Company in accordance with their respective terms, except:  as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally,  as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and  insofar as indemnification and contribution provisions may be limited by applicable law.

5.4    Valid Issuance. The Warrants and the Underlying Shares are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, and free and clear of all Liens other than Liens created by the Investor and restrictions on transfer under the Transaction Documents and under applicable state and federal securities laws.

5.5    Offering. Assuming the accuracy of the Investor’s representations and warranties set forth in Section 6 of this Agreement, the offer and issuance of the Securities and the Underlying Shares as contemplated by this Agreement are exempt from the registration requirements of the 1933 Act, and the qualification or registration requirements of state securities laws or other applicable blue sky laws. Neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemptions.

5.6    Public Reports. Except as Previously Disclosed or as provided in Schedule 5.6, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the 1933 Act or the Securities Exchange Act of 1934, as amended (the “1934 Act”), including without limitation as to its filings of Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (such materials, including all exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “Public Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such Public Reports prior to the expiration of any such extension. As of their respective dates, the Public Reports complied in all material respects with the requirements of the 1933 Act and 1934 Act, as applicable, and none of the Public Reports, when filed, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of circumstances under which they were made, not misleading. The financial statements included within the Public Reports for the fiscal years ended December 31, 2023 and December 31, 2022 and for each quarterly period thereafter (the “Financial Statements”) have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis (“GAAP”) throughout the periods indicated and with each other, except that unaudited Financial Statements may not contain all footnotes required by GAAP. The Financial Statements fairly present, in all material respects, the financial condition and operating results and cash flows of the Company and its consolidated Subsidiaries as of the dates, and for the periods, indicated therein, subject in the case of unaudited Financial Statements to normal year-end audit adjustments.

5.7    Compliance With Laws. Neither the Company nor any Subsidiary:  is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived),  is in violation of any judgment, decree or order of any Governmental Authority or  is or has been in violation of any statute, rule, ordinance or regulation of any Governmental Authority, including all U.S. federal, state and local and non-U.S. laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters except, in each case, as could not have or reasonably be expected to result in a Material Adverse Effect.

5.8    Violations. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the Underlying Shares and the consummation of the transactions contemplated hereby and thereby, do not and will not result in or constitute any of the following:  a violation of any provision of the articles of incorporation, bylaws or other governing documents of the Company or any of its Subsidiaries;  subject to receipt of the Required Approvals, a violation of any provisions of any applicable law, rule, regulation, order, judgment, injunction or of any writ or decree of any court or governmental instrumentality;  a default or an event that, with notice or lapse of time or both, would be a default, breach, or violation of a lease, license, promissory note, conditional sales contract, commitment, indenture, mortgage, deed of trust, or other agreement, instrument, or arrangement to which the Company or any Subsidiary is a party or by which the Company, any Subsidiary or their respective assets or properties are bound;  an event that would permit any party to terminate any agreement or to accelerate the maturity of any indebtedness or other obligation of the Company or any Subsidiary; or  the creation or imposition of any lien, pledge, option, security agreement, equity, claim, charge, encumbrance or other restriction or limitation on the capital stock or on any of the properties or assets of the Company or any of its Subsidiaries (other than any lien, pledge, option, security agreement, equity, claim, charge, encumbrance or other restriction or limitation created by or securing the obligations under the Promissory Note); except in the case of each of clauses (c), (d) and (e), such as could not have or reasonably be expected to result in a Material Adverse Effect.

5.9    Consents; Waivers. No consent, waiver, approval or authority of any nature, or other formal action, by any Person, not already obtained, is required, and the Company is not required to give any notice to, or make any filing or registration with, any Person, in each case, in connection with the execution, delivery and performance of the Transaction Documents by the Company or the consummation by the Company of the transactions provided for therein, other than the filing with the Commission pursuant to the Registration Rights Agreement and filings required by the 1934 Act (collectively, the “Required Approvals”).

5.10    Acknowledgment Regarding the Investor’s Purchase of Securities. The Company acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by the Investor or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Investor’s purchase of the Securities. The Company further represents to the Investor that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation of the transactions contemplated hereby and thereby by the Company and its representatives.

5.11    Sarbanes-Oxley Act. The Company is in material compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that:  transactions are executed in accordance with management’s general or specific authorizations,  transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability,  access to assets is permitted only in accordance with management’s general or specific authorization, and  the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company and the Subsidiaries have established disclosure controls and procedures (as defined in 1934 Act Rules 13a-15(e) and 15d-15(e)) for the Company and the Subsidiaries and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the disclosure controls and procedures of the Company and the Subsidiaries as of the end of the period covered by the most recently filed periodic report under the 1934 Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the 1934 Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the internal control over financial reporting (as such term is defined in the 1934 Act) of the Company and its Subsidiaries that have materially affected, or is reasonably likely to materially affect, the internal control over financial reporting of the Company and its Subsidiaries.

5.12    Absence of Litigation. Except as Previously Disclosed, there is no Proceeding pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective assets or properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority, self-regulatory organization or body which  adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or  could, if there were an unfavorable decision, reasonably be expected to result in a Material Adverse Effect. Except as set forth on Schedule 5.12, neither the Company nor any Subsidiary, nor any director or officer thereof (in his or her capacity as such), is or has been the subject of any Proceeding involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. Except as set forth on Schedule 5.12 or as Previously Disclosed, there has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company (in his or her capacity as such). The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the 1934 Act or the 1933 Act.

5.13    Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the Public Reports, except as disclosed in a subsequent Public Report filed prior to the date hereof:  there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect,  the Company and the Subsidiaries have not incurred any material liabilities (contingent or otherwise) other than  trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and  liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission,  the Company has not altered its method of accounting,  the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and  neither the Company nor any Subsidiary has issued any equity securities to any officer, director or Affiliate, except pursuant to and in accordance with existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the transactions contemplated by the Transaction Documents or as set forth in Schedule 5.13, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective businesses, properties, operations, assets or financial condition, that would be required to be disclosed by the Company under applicable securities laws at the time this representation is made or deemed made that has not been publicly disclosed prior to the date that this representation is made.

5.14    Intellectual Property. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as Previously Disclosed as necessary or required for use in connection with their respective businesses and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). None of, and neither the Company nor any Subsidiary has received a written notice that any of, the Intellectual Property Rights that are material to the Company and the Subsidiaries have expired, terminated or been abandoned, or is expected to expire or terminate or be abandoned, within two (2) years from the date of this Agreement. Neither the Company nor any Subsidiary has received, since the date of the latest audited financial statements included within the Public Reports, a written notice of a claim or otherwise has any knowledge that the Intellectual Property Rights violate or infringe upon the rights of any Person, except as could not have or could not reasonably be expected to have a Material Adverse Effect. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual property rights, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

5.15    Registration Rights. Except as set forth on Schedule 5.15 and other than the Investor, no person has any right to cause the Company to effect the registration under the 1933 Act of any securities of the Company or any Subsidiary.

5.16    Disclosure. All of the written materials furnished by or on behalf of the Company to the Investor regarding the Company and its Subsidiaries, their respective businesses and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, taken as a whole, are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that the Investor does not make or has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in the Transaction Documents.

5.17    Title to Assets. The Company and the Subsidiaries owns, licenses or leases all such assets and properties as are necessary to the conduct of their business as presently operated and as proposed to be operated. The Company and the Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens except for  Liens that do not materially affect the value of such property and do not materially interfere with the use made and proposed be made of such property by the Company and the Subsidiaries and  Liens for the payment of federal, state or other taxes, for which appropriate reserves have been made therefor in accordance with GAAP and the payment of which is neither delinquent nor subject to penalties. Any real property, buildings or facilities held under lease or sublease by the Company or the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company or the Subsidiaries, as applicable, are in compliance. Neither the Company nor any Subsidiary has received any notice of any unresolved claim adverse to its ownership of any real or personal property or of any unresolved claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company or any Subsidiary.

5.18    Taxes. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, (i) the Company and its Subsidiaries have filed all U.S. federal, state and local and non-U.S. tax returns that are required to be filed by any of them and have paid or made provision for the payment of all taxes and other governmental assessments and charges that are material in amount and required to be paid by any of them, and (ii) there are no unpaid taxes in any material amount claimed by the taxing authorities of any jurisdiction to be due by any of them.

5.19    Section 382. Upon request of Investor at any time while the Promissory Note is outstanding, Company shall use commercially reasonable efforts to obtain, at Company’s expense, an opinion from its tax advisers that the transactions contemplated under this Agreement do not constitute an “ownership change” within the meaning of 26 U.S. Code § 382. The Company has made reasonably diligent efforts to determine that no “ownership change” has taken place prior to the date of this Agreement.

5.20    Employee Relations. No labor dispute with the employees of the Company currently exists or, to the Company’s knowledge, is likely to occur, which could reasonably be expected to be material to the Company and the Subsidiaries. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. To the knowledge of the Company, no executive officer of the Company or any Subsidiary, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and to the Company’s knowledge, the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

5.21    Foreign Corrupt Practices; Money Laundering; OFAC.

(a)    Neither the Company nor any Subsidiary, nor any director, officer, or employee thereof, nor any agent or other Person acting on behalf of the Company has:  directly or indirectly, used any funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to foreign or domestic political activity;  made any direct or indirect unlawful payment to any foreign or domestic government official, agent, representative or employee or to any foreign or domestic political parties or campaigns;  violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended or any analogous or similar rule, law, regulation of any non-U.S. jurisdiction;  made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official, agent, representative or employee or  failed to disclose fully any contribution made by the Company or any Subsidiary (or made by any person acting on its behalf) which is in violation of law.

(b)    The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements and money laundering statutes of the United States (including the Currency and Foreign Transactions Reporting Act of 1970, as amended) and all other jurisdictions to which the Company is subject, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any applicable Governmental Authority (collectively, the “Money Laundering Laws”) and no Proceeding involving the Company with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company or any Subsidiary, threatened.

(c)    Neither the Company nor any Subsidiary nor, to the Company’s knowledge, any director, officer, agent, employee or affiliate of the Company or any Subsidiary nor any customer, supplier or other third-party with whom the Company or any Subsidiary has business relations with, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department.

5.22    Environmental Laws. The Company and its Subsidiaries  are in compliance with all federal, state, local and foreign laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands, or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations, issued, entered, promulgated or approved thereunder (“Environmental Laws”);  have received all permits licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and  are in compliance with all terms and conditions of any such permit, license or approval where in each clause (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect.

5.23    Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as Previously Disclosed, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

5.24    Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, except to the extent otherwise provided in Schedule 5.24, directors and officers insurance coverage at least equal to the Purchase Price. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

5.25    Transactions With Affiliates and Employees. Except as Previously Disclosed or as set forth on Schedule 5.25, none of the officers or directors of the Company or any Subsidiary and, to the knowledge of the Company, none of the employees of the Company or any Subsidiary is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, providing for the borrowing of money from or lending of money to or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee, stockholder, member or partner, in each case in excess of $120,000 other than for:  payment of salary or consulting fees for services rendered,  reimbursement for expenses incurred on behalf of the Company in the ordinary course of business and   other employee benefits, including stock option agreements under any stock option plan of the Company. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, the maximum number of shares of Common Stock issuable upon exercise of any stock options issued under any stock option plan of the Company.

5.26    Certain Fees. Except as set forth on Schedule 5.26, no brokerage or finder’s fees or commissions are or will be payable by the Company or any Subsidiary to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Investor shall not have any obligation with respect to any fees or with respect to any claims (other than such fees or commissions owed by the Investor pursuant to agreements entered into by the Investor, which fees or commission shall be the sole responsibility of the Investor) made by or on behalf of other Persons for fees of a type contemplated in this Section 5.26 that may be due in connection with the transactions contemplated by the Transaction Documents due to an arrangement or agreement made by the Company.

5.27    Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

5.28    Application of Takeover Protections; Rule 16b-3. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s articles of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Investor as a result of the Investor and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including as a result of the Company’s issuance of the Securities and the Investor’s ownership of the Securities and in order to cause the sale of the Securities hereunder to be exempt from the short swing profit disgorgement provisions of Section 16(b) of the 1934 Act for any director (including any person who may be considered a “director by deputization”) who may have a direct or indirect pecuniary interest in the Securities.

5.29    No General Solicitation. Neither the Company nor any Person acting on behalf of the Company has offered or sold any of the Securities by any form of general solicitation or general advertising.

5.30    Stock Option Plans. Each stock option granted by the Company under the Company’s stock option plan was granted  in accordance with the terms of the Company’s stock option plan and  with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under the Company’s stock option plan has been backdated. The Company has not knowingly granted, and there is no and has been no Company policy or practice to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

6.    Representations and Warranties of the Investor. The Investor hereby represents, warrants and covenants that:

6.1    Organization; Authorization. The Investor is validly existing and in good standing under the laws of the State of its formation. The Investor has full power and authority to enter into this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby and has taken all action necessary to authorize the execution and delivery of the Transaction Document, the performance of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby.

6.2    No Public Sale or Distribution. The Investor is acquiring the Securities for its own account, not as a nominee or agent, and not with a view towards, or for resale in connection with, the public sale or distribution of any part thereof, except pursuant to sales registered or exempted under the 1933 Act. The Investor is acquiring the Securities hereunder in the ordinary course of its business. The Investor does not presently have any contract, agreement, undertaking, arrangement or understanding, directly or indirectly, with any individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a Governmental Authority including any department or agency thereof (each, a “Person”) to sell, transfer, pledge, assign or otherwise distribute any of the Securities (this representation and warranty shall not limit in any way the Investor’s right to sell the Underlying Shares pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws and the terms of the Transaction Documents).

6.3    Accredited Investor Status; Investment Experience. The Investor is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D. The Investor can bear the economic risk of its investment in the Securities , and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Securities.

6.4    Reliance on Exemptions. The Investor understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and the Investor’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the availability of such exemptions and the eligibility of the Investor to acquire the Securities.

6.5    Information. The Investor and its advisors, if any, have had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto) and the Public Reports. The Investor and its advisors, if any, have been afforded the opportunity to ask questions of the Company. Neither such inquiries nor any other due diligence investigations conducted by the Investor or its advisors, if any, or its representatives, shall modify, amend or affect the Investor’s right to rely on the Company’s representations and warranties contained herein. The Investor understands that its investment in the Securities involves a high degree of risk. The Investor has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities. The Investor is relying solely on its own accounting, legal and tax advisors, and not on any statements of the Company or any of its agents or representatives, for such accounting, legal and tax advice with respect to its acquisition of the Securities and the transactions contemplated by this Agreement.

6.6    No Governmental Review. The Investor understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

6.7    Validity; Enforcement; No Conflicts. This Agreement and each other Transaction Document to which the Investor is a party have been duly and validly authorized, executed and delivered on behalf of the Investor and, when delivered by the Company in accordance with the terms hereof and thereof, shall constitute the legal, valid and binding obligations of the Investor enforceable against the Investor in accordance with their respective terms, except:  as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally,  as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and  insofar as indemnification and contribution provisions may be limited by applicable law. The execution, delivery and performance by the Investor of this Agreement and each Transaction Document to which the Investor is a party and the consummation by the Investor of the transactions contemplated hereby and thereby will not  result in a violation of the organizational documents of the Investor, as applicable, or  conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Investor is a party, or  result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities or “blue sky” laws) applicable to the Investor, except in the case of clause (b) above, for such conflicts, defaults or rights which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect on the ability of the Investor to perform its obligations hereunder.

6.8    Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, the Investor has not, nor has any Person acting on behalf of or pursuant to any understanding with the Investor, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that the Investor first received a term sheet (written or oral) from the Company or any other Person authorized to represent the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the public announcement of the transactions. Notwithstanding the foregoing, if the Investor is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of the Investor’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of the Investor’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Other than to other Persons party to this Agreement or to the Investor’s representatives that are bound by confidentiality obligations, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and Affiliates, the Investor has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to locating or borrowing shares in order to effect Short Sales or similar transactions in the future.

7.    Other Agreements of the Parties.

7.1    Use of Proceeds. The Investor acknowledges that the Company will use the proceeds received from the purchase of the Securities for general working capital purposes.

7.2    Company Stockholder Meeting. The Company shall provide each stockholder entitled to vote at the Company’s first annual or special meeting following the Closing (the “Stockholder Meeting”) a proxy statement soliciting each such stockholder’s vote in favor of an amendment to the Company’s Restated and Amended Articles of Incorporation to increase the number of authorized shares of Common Stock to an amount that will permit the Company to issue the maximum number of shares of Common Stock issuable upon exercise of the Warrants (without regard to any limitations on the exercise of the Warrants set forth therein). The Company shall use its reasonable best efforts to solicit its stockholders’ approval of such proposal (the “Stockholder Approval”) and to cause the Board of Directors to recommend to the Company’s stockholders that they approve such proposal. If, despite the Company’s reasonable best efforts, the Stockholder Approval is not obtained at the Stockholder Meeting, the Company shall include such proposal in the proxy statement for each annual or special meeting of the Company following the Stockholder Meeting until the Stockholder Approval is obtained.

7.3    Voting Matters. For so long as the Investor beneficially owns shares of Common Stock and any other capital stock of the Company having the right to vote generally in any election of directors of the Board (“Voting Stock”) representing at least 5% of the outstanding shares of Common Stock on an as-converted basis, the Investor covenants to the Company that it shall vote, or provide a written consent or proxy with respect to, its Voting Stock in accordance with the recommendation of the Board with respect to any action, proposal or matter to be voted on by the stockholders of the Company at each annual or special meeting of stockholders. The Investor shall be present, in person or by proxy, at all meetings of the stockholders of the Company so that all Voting Stock beneficially owned by the Investor may be counted for the purposes of determining the presence of a quorum and voted in accordance with this Agreement at such meetings (including at any adjournments or postponements thereof). The Investor shall not, directly or indirectly, grant any proxy or enter into or agree to be bound by any voting trust, agreement or arrangement of any kind with respect to their shares of Voting Stock if and to the extent the terms thereof conflict with the provisions of this Agreement (whether or not such proxy, voting trust, agreement or agreements are with other holders of shares of Common Stock that are not parties to this Agreement or otherwise).

7.4    Underlying Shares.So long as the Warrants remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, the maximum number of shares of Common Stock issuable upon exercise of the Warrants, subject only to the limitations on its ability to do so solely by the lack of the Stockholder Approval. Following receipt of the Stockholder Approval, so long as the Warrants remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, the maximum number of shares of Common Stock issuable upon exercise of the Warrants (without regard to any limitations on the exercise of the Warrants set forth therein).

8.    Miscellaneous

8.1    Successors and Assigns. Except as specifically provided otherwise herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties (including transferees of the Securities). The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor (other than by merger). The Investor may assign any or all rights under this Agreement and the Registration Rights Agreement to any Person to whom the Investor assigns or transfers any Securities, provided, that, such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the Investor.

8.2    No Third-Party Beneficiaries. Nothing in this Agreement is intended to confer upon any party, other than the Parties or their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

8.3    Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each Party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each Party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

8.4    Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

8.5    Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given:  upon personal delivery to the party to be notified,  immediately upon delivery by electronic mail,  five (5) Business Days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or  one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to  in the case of the Company to RiceBran Technologies, 25420 Kuykendahl Road, Suite B300, Tomball, Texas 77375, with a copy (which shall not constitute notice) to Vinson & Elkins L.L.P., 1114 6th Ave, 32nd Floor, New York, NY, 10036; Attention: Lawrence Elbaum or  in the case of the Investor, to the address as set forth on the signature page of the Investor attached hereto or at such other address as such Party may designate by ten (10) days advance written notice to the other Parties hereto.

8.6    Amendments and Waivers. No provision of this Agreement may be amended or waived other than by an instrument in writing signed by the Company and the Investor. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

8.7    Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the Parties shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the Parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

8.8    Entire Agreement. This Agreement and the other Transaction Documents together with the exhibits and schedules thereto, constitute the entire agreement among the Parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to the such matters, and no Party shall be liable or bound to any other Party in any manner by any warranties, representations or covenants except as specifically set forth herein or therein.

8.9    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. In the event that any signature is delivered by facsimile transmission or by email delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the Party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

8.10    Interpretation. Unless the context of this Agreement clearly requires otherwise,  references to the plural include the singular, the singular the plural, the part the whole,  references to any gender include all genders,   “including” has the inclusive meaning frequently identified with the phrase “but not limited to,”  references to “hereunder” or “herein” relate to this Agreement and  “or” is used in the inclusive sense of “and/or”.

8.11    Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Investor and the Company will be entitled to specific performance under the Transaction Documents. The Parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

8.12    Non-Recourse. This Agreement may only be enforced against, and any claim or cause of action based upon, arising out of, or related to any breach of any term or condition of this Agreement may only be brought against, the entities that are expressly named as Parties hereto and then only to the extent of the specific obligations set forth herein with respect to such Party.

8.13    No Commitment for Additional Financing. The Company acknowledges and agrees that the Investor has not made any representation, warranty, undertaking, commitment or agreement to provide or assist the Company in obtaining any investment, financing or other capital raising activities other than the purchase of the Securities pursuant to the terms and conditions of this Agreement. No obligation, agreement, or obligation to provide or assist the Company in obtaining any investment, financing or other capital raising activities will be created except by a written definitive agreement executed and delivered by the Investor and the Company.

8.14    Fees and Expenses. The Company shall pay all transfer agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities or Underlying Shares to the Investor. Except as expressly set forth in the Transaction Documents to the contrary, all other fees and expenses incurred in connection with the Transactions shall be paid by the Party incurring such fees and expenses.

8.15    Survival. The representations, warranties, covenants and agreements contained herein shall survive the Closing and the delivery of the Securities.

8.16    Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

8.17    Construction. The parties agree that each of them or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto.

9.    Additional Defined Terms. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings set forth in this Section 9:

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person. Notwithstanding anything to the contrary in this Agreement, the Company and its Affiliates (other than the Investor and their Affiliates) shall not be deemed to be Affiliates of the Investor or any of its respective Affiliates.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day except any Saturday, Sunday or other day on which commercial banks in the State of New York are authorized or required by law or other governmental action to close.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Fundamental Representations” means Sections 5.1 (Organization, Good Standing and Qualification), 5.2 (Capitalization and Voting Rights), 5.3 (Authorization, Enforcement), 5.4 (Valid Issuance), 5.5 (Offering), 5.8 (Violations), 5.9 (Consents, Waivers) and 5.26 (Certain Fees).

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” means  a material adverse effect on the legality, validity or enforceability of any Transaction Document,  a material adverse effect on the results of operations, assets, business, or financial condition of the Company and the Subsidiaries, taken as a whole, or  a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document; provided, however, that (a) changes in the trading price of the Common Stock or (b) the shares of Common Stock no longer being listed or quoted for trading on the NYSE MKT, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market or the New York Stock Exchange (or any successors to any of the foregoing) shall not, in and of itself, constitute a Material Adverse Effect under clause (ii) hereof.

“Previously Disclosed” means information publicly disclosed by the Company in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “10-K”), and all other reports filed by the Company pursuant to the 1934 Act since the filing of the 10-K and prior to the date hereof (excluding any risk factor disclosures contained in any such documents and any disclosure of risks included in any “forward-looking statements” disclaimer or other statements that are similarly non-specific and are predictive or forward-looking in nature).

“Proceeding” means an action, claim, suit, investigation, notice of violation, or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition).

“Registrable Securities” shall have the meaning set forth in the Registration Rights Agreement.

“Registration Statement” shall have the meaning set forth in the Registration Rights Agreement.

“Short Sale” means all “short sales” as defined in Rule 200 of Regulation SHO under the 1934 Act (but shall not be deemed to include locating and/or borrowing shares of Common Stock).

“Subsidiary” means any subsidiary of the Company as set forth on Exhibit 21 to the 10-K and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means any day on which the Common Stock is traded on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Investor.

“Transaction Documents” means this Agreement, the Registration Rights Agreement, the Promissory Note, the Warrants and any other document, instrument, certificate or agreement entered into or delivered pursuant to this Agreement or the Registration Rights Agreement.

[SIGNATURES ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the date provided above.

THE COMPANY: RICEBRAN TECHNOLOGIES

By:	/s/ William J. Keneally
Name:	William J. Keneally
Title:	Interim Chief Financial Officer and Secretary

[Signature Page to Securities Purchase Agreement]

INVESTOR SIGNATURE PAGES TO
RICEBRAN TECHNOLOGIES SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Investor: Funicular Funds, LP

Signature of Authorized Signatory of Investor:	/s/ Jacob Ma-Weaver

Name of Authorized Signatory:	Jacob Ma-Weaver

Title of Authorized Signatory:	Managing Member of the General Partner

Email Address of Authorized Signatory:

Address for Notice to Investor:

Address for Delivery of Securities to Investor (if not same as address for notice):

EIN Number:

[Signature Page to Securities Purchase Agreement]

EXHIBIT A
REGISTRATION RIGHTS AGREEMENT

A-1

EXHIBIT B

PROMISSORY NOTE

B-1

EXHIBIT C

WARRANTS

C-1